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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report March 10, 2006

                           SCBT FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


        South Carolina              001-12669             57-0799315
        --------------              ---------             ----------
 (State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)

               520 Gervais Street
            Columbia, South Carolina                  29201-3046
            ------------------------                  ----------
     (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (800) 277-2175
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departures of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

     On March 9, 2006, SCBT Financial Corporation issued a press release announcing the promotion and appointment of John F. Windley to president of South Carolina Bank and Trust, N.A. (SCBT), a wholly owned subsidiary of SCBT Financial Corporation. A copy of SCBT Financial Corporation's press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.



Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.
         The following exhibits have been furnish herewith:

         99.1 The press release issued by SCBT Financial Corporation in connection with the announcement





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       Statements included in this Current Report on Form 8-K (including information incorporated by reference herein) which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities and Exchange Act of 1934, as amended. SCBT Financial Corporation cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) Credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) Interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (3) Liquidity risk affecting the bank's ability to meet its obligations when they come due; (4) Price risk focusing on changes in market factors that may affect the value of traded instruments in mark-to-market portfolios; (5) Transaction risk arising from problems with service or product delivery; (6) Compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards;
     (7) Strategic risk resulting from adverse business decisions or improper implementation of business decisions; (8) Reputation risk that adversely effects earnings or capital arising from negative public opinion; (9) Loss of consumer confidence and economic disruptions resulting from terrorist activities.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

March 10, 2006                           SCBT Financial Corporation



                                               By:  /s/ Richard C. Mathis
                                                    ---------------------
                                                    Richard C. Mathis
                                                    Executive Vice President and
                                                    Chief Financial Officer







                                  Exhibit Index


Exhibit No.                  Description of Exhibit
-----------                  ----------------------

99.1                         Press release dated March 9, 2006.